UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): March 5, 2019

GROW SOLUTIONS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-29301	87-0575118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 2869

Jackson, WY 83001

(Address of Principal Executive Offices) (Zip Code)

(360) 612-0180
(Registrant’s telephone number, including area code)

12410 SE 282nd Avenue, Unit C

Boring, Oregon 97009

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Exchange Agreement

On March 5, 2019, Grow Solutions Holdings, Inc. (the “Company”) entered into a securities exchange agreement (the “Securities Exchange Agreement”) with the shareholders of Pure Roots Holding, Ltd., representing 100% of the outstanding shares thereof (collectively the “Seller”), and Pure Roots Holding, Ltd., a Wyoming corporation (“PRH”), whereby the Company purchased from the Seller 100% of the issued and outstanding restricted common stock of PRH in exchange for 85,000 shares of the Company’s newly created Series B Preferred Stock (the “Series B Preferred Stock”).

The closing occurred following the satisfaction of customary closing conditions.

The above description of the Securities Exchange Agreement does not purport to be complete and is qualified in its entirety by the full text of the Securities Exchange Agreement, the form of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

On March 5, 2019, the Company issued to the shareholders of PRH, 85,000 restricted shares of the Company’s Series B Preferred Stock, par value $0.001 per share (the Series B Preferred Stock, the “Securities”) in exchange for 100% of the outstanding shares of PRH, as per the terms of that certain Securities Exchange Agreement dated March 5,2019.

Neither the Securities issued pursuant to the Securities Exchange Agreement nor the Securities issued to the shareholders of PRH have been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are “restricted securities” as that term is defined by Rule 144 promulgated under the Securities Act.

The issuance of the shares set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving any public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the shares was based upon the following factors: (a) the issuance of the shares were in isolated private transactions by us which did not involve a public offering; (b) the number of investors; (c) there were no subsequent or contemporaneous public offerings of the shares by the Company; (d) the shares were not broken down into smaller denominations; (e) the negotiations for the issuance of the shares took place directly between the individual investors and the Company; and (f) the number of non-accredited investors.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On March 5, 2019, the Secretary of State of the State of Nevada delivered confirmation of the effective filing of the Company’s Certificate of Amendment to its Certificate of Incorporation (the “Amendment to Certificate”), which established 100,000 shares of the Company’s Series B Preferred Stock, having such designations, rights and preferences as set forth therein, as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Certificate of Incorporation and bylaws.

The shares of Series B Preferred Stock have a stated value of $1,000 per share (the “Series B Stated Value”) and are convertible into 2,833 shares of Common Stock (the “Conversion Ratio”).  The holders of shares of the Series B Preferred Stock shall be entitled to receive dividends out of any assets legally available, to the extent permitted by Nevada law, at an annual rate equal to 8% of the Series B Stated Value of such shares of Series B Preferred Stock, and shall accrue from the date of issuance of such shares of Series B Preferred Stock, payable quarterly in Common Stock valued at the closing trade price per share on the last trading day of the calendar quarter.

The holders of Series B Preferred Stock rank senior to the Company’s Common Stock and Series A preferred Stock and will vote together with the holders of the Company’s Common Stock on an as-converted basis on each matter submitted to a vote of holders of Common Stock (whether at a meeting of shareholders or by written consent). In any such vote, the number of votes that may be cast by a holder shall be equal to one (1) vote for each share of Common Stock into which such holder’s outstanding shares of Series B Preferred Stock may be converted. Each holder shall be entitled to notice of all shareholder meetings (or requests for written consent) in accordance with the Company’s bylaws.

The foregoing descriptions of the Amendment to Certificate does not purport to be complete and is subject to, and qualified in its entirety by the Amendment to Certificate, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

On March 11, 2019, the shareholders of PRH, acquired control of 85,000 shares of the Series B Preferred Stock of the Company, representing 85% of the Company’s total issued and outstanding Series B Preferred Stock, in exchange for 100% of the issued and outstanding shares of PRH, per the terms of a Securities Exchange Agreement by and between the Company and PRH.

There are no arrangements or understandings between the Company, and PRH, and/or their respective associates with respect to the election of directors or other matters.

On March 12, 2019, PRH, distributed the shares of Series B Preferred Stock to its shareholders.

On March 5, 2019, Chad Fischl, acquired control of 51 shares of the Series A Preferred Stock of the Company, representing 100% of the Company’s total issued and outstanding Series A Preferred Stock, from TCA Share Holdings, LLC a Limited Liability Company, in exchange for agreeing to become the President, Chief Executive Officer and Director of the Company.

The following table sets forth, as of March 5, 2019, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 91,697,617 shares of common stock 51 shares of Series A Preferred Stock and 85,000 shares of the Series B Preferred Stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership(2)
Directors and Officers:
Chad Fischl 628 6th Street, East Saskatoon, SK S7H 1C2	51 Series A Preferred Shares 4,745 Series B Preferred Shares	60%
Bailey Fischl 628 6th Street, East Saskatoon, SK S7H 1C2	4,746 Series B Preferred Shares	9.9%
Clara Fischl 49 Guy Drive, Prince Albert, SK S6X 0A3	9,421 Series B Preferred Shares	9.9%
Carla Blampin Box 525, Big River, SK S0J 0E0	9,421 Series B Preferred Shares	9.9%
Sharon Branconnier 30736 Burgess Ave, Abbotsford, B.C. V4X 2A6	9,420 Series B Preferred Shares	9.9%
Jolene Branonnier 3044-240 St. Langley, B.C. V2Z 1N3	9,421 Series B Preferred Shares	9.9%
Norman James Payton 1561 Monte Creek Rd., Monte Creek B.C. V02 2MO	9,421 Series B Preferred Shares	9.9%
Ismail Abdul Fattah Suite 1105 510 6th Ave, S.E. Calgary AB T2G 1I7	7,084 Series B Preferred Shares	9.9%
Ahmad Abdel Latif Yassine P.O. Box 41 Chatura Bekka Lebanon, Bekaa	7,083 Series B Preferred Shares	9.9%
Adrian LaChance 6245 Cronquist Dr., T4N 1 E2	9,887 Series B Preferred Shares	9.9%
Emily LaChance 125 Caribou Crescent, T4P 0V6	2,175 Series B Preferred Shares	9.9%
Carly LaChance	2,175 Series B Preferred Shares	9.9%
All executive officers and directors as a group (4 persons)	51 Series A Preferred Shares 4,745 Series B Preferred Shares	60%

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.
(2)	Based upon 91,697,617 shares issued and outstanding.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01, 3.02, 3.03, and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Resignation of Executive Director

In connection with the Securities Exchange Agreement, Mr. William Hayde submitted his resignation from his positions as Executive Director and member of the Company’s Board of Directors (the “Board”), effective March 5, 2019 (the “Hayde Resignation”). Mr. Hayde did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices..

Appointment of Chief Executive Officer

On March 5, 2019, in connection with the CEO Resignation, the Board appointed Mr. Chad Fischl as Chief Executive Officer, effective March 5, 2019 (the “CEO Appointment”).

Chad Fischl, Age 36, Chief Executive Officer, Director. During his last year of University, in 2007, Chad started his first company, Shutout Solutions Inc., now called YXE Labs. YXE Labs was originally in the business of importing from South Korea, with exclusivity in North America, Nano Silver products used in the application of deodorizing sports gear. Mr. Fischl was the Co-CEO of YXE Labs and was an integral part of the growth of the business with retailers and professional sports teams across North America, earning endorsements from many of those teams. Mr. Fischl helped grow YXE Labs from having three products in 2007 through to, in 2017, having over 25 various products in four different markets and with internal intellectual property surrounding many of these products. In 2017, Chad resigned from his position with YXE Labs in order to pursue his new ventures through FarmBoys Design Corps. (“FarmBoys”) and, in 2017, Chad started a new venture with a group of partners from various backgrounds in engineering, oil & gas, biology and sales and marketing to form FarmBoys. As the CEO and President of FarmBoys Chad has worked tirelessly with his diverse team to design the world’s most productive modular aeroponic farming units that come fully equipped with proprietary monitoring and automation to make growing aeroponically simple and predictable with very little human intervention. Due to Mr. Fischl’s extensive experience with start-up companies, both in growing those companies and in working together with a diverse team to achieve a goal, we believe that Mr. Fischl, acting as our Chief Executive Officer and a Director of our Company, will be instrumental in helping the Company to execute on its plans for growth.

Family Relationships

Mr. Fischl does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Mr. Fischl reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

None.

Appointment of Chief Financial Officer

On March 5, 2019, in connection with the CFO Resignation, the Board appointed Mr. Wayne Hansen as Chief Financial Officer, effective March 5,2019 (the “CFO Appointment”).

Wayne Hansen, Age 72, Chief Financial Officer, Director: Mr. Hansen has an extensive history of corporate fiscal management, currently serving as the President of Caulfield Capital Management Inc., a position he has held since 2004. Before working with Caufield Capital Management, Inc., Mr. Hansen was a managing partner of Asia Liaison and a practice partner of BDO Dunwoody. While Wayne was a managing partner at Asia Liaison he was involved in the development of both short- and long-term strategic planning for the clients and company, he also was in charge of client development and retention. Mr. Hansen also has extensive experience in mergers and acquisitions and has been an officer and director of several publicly-traded companies and is currently the CFO for Four Twenty Property Management, Inc., a publicly-traded company currently quoted on the OTC Markets. Due to Mr. Hansen’s experience in financial oversight, public companies, mergers and acquisitions as well as his ability to manage both large and small projects, we believe that Mr. Hansen will be a valuable addition to our Company.

Family Relationships

Mr. Hansen does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Mr. Hansen reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

None.

Resignation of Directors

In connection with the Securities Exchange Agreement, Ms. Jacquelyn Gogin and Ms. Alyce Schreiber submitted their resignations from their positions as Directors, effective March 5, 2019 (the “Director Resignations”). Neither Ms. Gogin nor Ms. Schreiber resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01, Item 3.02, Item 3.03, and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Share Exchange Agreement by and between Grow Solutions Holdings, Inc. and Pure Roots Holding, Ltd. and the Shareholders of Pure Roots Holding, Ltd.
3.1	Certificate of Amendment to Certificate of Incorporation*
17.1	Resignation of Alyce Schreiber as CEO, CFO, Secretary and Director of the Company.
17.2	Resignation of Jacquelyn Gogin as a Director of the Company.
17.3	Resignation of William Hayde as an Executive Director and Director of the Company.

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GROW SOLUTIONS HOLDINGS, INC.

Date: March 13, 2019	By:	/s/ Chad Fischl
Name: Chad Fischl
Title: Chief Executive Officer